Filed Pursuant to Rule 433

Registration No. 333-223774

Anheuser-Busch InBev Worldwide Inc.

Pricing Term Sheet

January 10, 2019

$2,500,000,000 4.150% Notes due 2025

Issuer:	Anheuser-Busch InBev Worldwide Inc.

Guarantors:	Anheuser-Busch Companies, LLC, Anheuser-Busch InBev SA/NV, Anheuser-Busch InBev Finance Inc., Brandbrew SA, Brandbev S.à r.l., Cobrew NV

Issuer Rating*:	Baa1/A- stable/negative

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 10, 2019

Settlement Date:	(T+8); January 23, 2019

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mizuho Securities USA LLC, MUFG Securities Americas Inc., Rabo Securities USA, Inc., SMBC Nikko Securities, Inc.

Senior Co-Managers:	NatWest Markets Securities Inc., Wells Fargo Securities, LLC

Co-Managers:	Commerz Markets LLC, U.S. Bancorp Investments, Inc.

Business Days:	New York, London, Brussels

Listing:	NYSE

Principal Amount:	$2,500,000,000

Maturity:	January 23, 2025

Optional Redemption:

The Notes may be redeemed at any time, at the Issuer’s option, as a whole or in part, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to the greater of:

•  100% of the aggregate principal amount of the Notes to be redeemed; and

•  as determined by the Independent Investment Banker (as defined in the prospectus), the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed as if the Notes to be redeemed matured on December 23, 2024 (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 bps;

plus, in each case described above, accrued and unpaid interest on the principal amount being redeemed to (but excluding) the redemption date.

On or after December 23, 2024, the Notes will be redeemable as a whole or in part, at the Issuer’s option at any time and from time to time at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption.

Optional Tax Redemption:

The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 10, 2019 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Denominations/Multiples:	$1,000/$1,000

Day Count:	30/360

Interest Payment Dates:	January 23 and July 23

First Payment Date:	July 23, 2019

Coupon:	4.150%

Benchmark Treasury:	2.625% due December 31, 2023

Benchmark Price and Yield:	100-08 1⁄4; 2.569%

Spread to Benchmark:	+160 bps

Yield to Maturity:	4.169%

Price to Public:	99.900%

CUSIP:	03523TBX5

ISIN:	US03523TBX54

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847, Citigroup Global Markets Inc. at 1-800-831-9146, Deutsche Bank Securities Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll-free at 1-800-294-1322, or J.P. Morgan Securities LLC at 1-212-834-4533.

It is expected that delivery of the Notes will be made against payment thereof on or about January 23, 2019, which will be eight U.S. business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+8”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to two business days before delivery will be required, by virtue of the fact that the notes initially will not settle in T+2, to specify an alternative settlement cycle at the time of such trade to prevent a failed settlement and should consult their own adviser.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Filed Pursuant to Rule 433

Registration No. 333-223774

Anheuser-Busch InBev Worldwide Inc.

Pricing Term Sheet

January 10, 2019

$4,250,000,000 4.750% Notes due 2029

Issuer:	Anheuser-Busch InBev Worldwide Inc.

Guarantors:	Anheuser-Busch Companies, LLC, Anheuser-Busch InBev SA/NV, Anheuser-Busch InBev Finance Inc., Brandbrew SA, Brandbev S.à r.l., Cobrew NV

Issuer Rating*:	Baa1/A- stable/negative

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 10, 2019

Settlement Date:	(T+8); January 23, 2019

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mizuho Securities USA LLC, MUFG Securities Americas Inc., Rabo Securities USA, Inc., SMBC Nikko Securities, Inc.

Senior Co-Managers:	NatWest Markets Securities Inc., Wells Fargo Securities, LLC

Co-Managers:	Commerz Markets LLC, U.S. Bancorp Investments, Inc.

Business Days:	New York, London, Brussels

Listing:	NYSE

Principal Amount:	$4,250,000,000

Maturity:	January 23, 2029

Optional Redemption:

The Notes may be redeemed at any time, at the Issuer’s option, as a whole or in part, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to the greater of:

•  100% of the aggregate principal amount of the Notes to be redeemed; and

•  as determined by the Independent Investment Banker (as defined in the prospectus), the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed as if the Notes to be redeemed matured on October 23, 2028 (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 bps;

plus, in each case described above, accrued and unpaid interest on the principal amount being redeemed to (but excluding) the redemption date.

On or after October 23, 2028, the Notes will be redeemable as a whole or in part, at the Issuer’s option at any time and from time to time at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption.

Optional Tax Redemption:

The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 10, 2019 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Denominations/Multiples:	$1,000/$1,000

Day Count:	30/360

Interest Payment Dates:	January 23 and July 23

First Payment Date:	July 23, 2019

Coupon:	4.750%

Benchmark Treasury:	3.125% due November 15, 2028

Benchmark Price and Yield:	103-09+; 2.740%

Spread to Benchmark:	+205 bps

Yield to Maturity:	4.790%

Price to Public:	99.685%

CUSIP:	035240AQ3

ISIN:	US035240AQ30

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847, Citigroup Global Markets Inc. at 1-800-831-9146, Deutsche Bank Securities Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll-free at 1-800-294-1322, or J.P. Morgan Securities LLC at 1-212-834-4533.

It is expected that delivery of the Notes will be made against payment thereof on or about January 23, 2019, which will be eight U.S. business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+8”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to two business days before delivery will be required, by virtue of the fact that the notes initially will not settle in T+2, to specify an alternative settlement cycle at the time of such trade to prevent a failed settlement and should consult their own adviser.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Filed Pursuant to Rule 433

Registration No. 333-223774

Anheuser-Busch InBev Worldwide Inc.

Pricing Term Sheet

January 10, 2019

$750,000,000 4.900% Notes due 2031

Issuer:	Anheuser-Busch InBev Worldwide Inc.

Guarantors:	Anheuser-Busch Companies, LLC, Anheuser-Busch InBev SA/NV, Anheuser-Busch InBev Finance Inc., Brandbrew SA, Brandbev S.à r.l., Cobrew NV

Issuer Rating*:	Baa1/A- stable/negative

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 10, 2019

Settlement Date:	(T+8); January 23, 2019

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mizuho Securities USA LLC, MUFG Securities Americas Inc., Rabo Securities USA, Inc., SMBC Nikko Securities, Inc.

Senior Co-Managers:	NatWest Markets Securities Inc., Wells Fargo Securities, LLC

Co-Managers:	Commerz Markets LLC, U.S. Bancorp Investments, Inc.

Business Days:	New York, London, Brussels

Listing:	NYSE

Principal Amount:	$750,000,000

Maturity:	January 23, 2031

Optional Redemption:

The Notes may be redeemed at any time, at the Issuer’s option, as a whole or in part, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to the greater of:

•  100% of the aggregate principal amount of the Notes to be redeemed; and

•  as determined by the Independent Investment Banker (as defined in the prospectus), the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed as if the Notes to be redeemed matured on October 23, 2030 (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 35 bps;

plus, in each case described above, accrued and unpaid interest on the principal amount being redeemed to (but excluding) the redemption date.

On or after October 23, 2030, the Notes will be redeemable as a whole or in part, at the Issuer’s option at any time and from time to time at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption.

Optional Tax Redemption:

The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 10, 2019 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Denominations/Multiples:	$1,000/$1,000

Day Count:	30/360

Interest Payment Dates:	January 23 and July 23

First Payment Date:	July 23, 2019

Coupon:	4.900%

Benchmark Treasury:	3.125% due November 15, 2028

Benchmark Price and Yield:	103-09+; 2.740%

Spread to Benchmark:	+220 bps

Yield to Maturity:	4.940%

Price to Public:	99.641%

CUSIP:	035240AR1

ISIN:	US035240AR13

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847, Citigroup Global Markets Inc. at 1-800-831-9146, Deutsche Bank Securities Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll-free at 1-800-294-1322, or J.P. Morgan Securities LLC at 1-212-834-4533.

It is expected that delivery of the Notes will be made against payment thereof on or about January 23, 2019, which will be eight U.S. business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+8”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to two business days before delivery will be required, by virtue of the fact that the notes initially will not settle in T+2, to specify an alternative settlement cycle at the time of such trade to prevent a failed settlement and should consult their own adviser.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Filed Pursuant to Rule 433

Registration No. 333-223774

Anheuser-Busch InBev Worldwide Inc.

Pricing Term Sheet

January 10, 2019

$2,000,000,000 5.450% Notes due 2039

Issuer:	Anheuser-Busch InBev Worldwide Inc.

Guarantors:	Anheuser-Busch Companies, LLC, Anheuser-Busch InBev SA/NV, Anheuser-Busch InBev Finance Inc., Brandbrew SA, Brandbev S.à r.l., Cobrew NV

Issuer Rating*:	Baa1/A- stable/negative

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 10, 2019

Settlement Date:	(T+8); January 23, 2019

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mizuho Securities USA LLC, MUFG Securities Americas Inc., Rabo Securities USA, Inc., SMBC Nikko Securities, Inc.

Senior Co-Managers:	NatWest Markets Securities Inc., Wells Fargo Securities, LLC

Co-Managers:	Commerz Markets LLC, U.S. Bancorp Investments, Inc.

Business Days:	New York, London, Brussels

Listing:	NYSE

Principal Amount:	$2,000,000,000

Maturity:	January 23, 2039

Optional Redemption:

The Notes may be redeemed at any time, at the Issuer’s option, as a whole or in part, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to the greater of:

•   100% of the aggregate principal amount of the Notes to be redeemed; and

•   as determined by the Independent Investment Banker (as defined in the prospectus), the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed as if the Notes to be redeemed matured on July 23, 2038 (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 40 bps;

plus, in each case described above, accrued and unpaid interest on the principal amount being redeemed to (but excluding) the redemption date.

On or after July 23, 2038, the Notes will be redeemable as a whole or in part, at the Issuer’s option at any time and from time to time at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption.

Optional Tax Redemption:

The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 10, 2019 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Denominations/Multiples:	$1,000/$1,000

Day Count:	30/360

Interest Payment Dates:	January 23 and July 23

First Payment Date:	July 23, 2019

Coupon:	5.450%

Benchmark Treasury:	3.000% due August 15, 2048

Benchmark Price and Yield:	98-19; 3.073%

Spread to Benchmark:	+240 bps

Yield to Maturity:	5.473%

Price to Public:	99.722%

CUSIP:	03523TBU1

ISIN:	US03523TBU16

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847, Citigroup Global Markets Inc. at 1-800-831-9146, Deutsche Bank Securities Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll-free at 1-800-294-1322, or J.P. Morgan Securities LLC at 1-212-834-4533.

It is expected that delivery of the Notes will be made against payment thereof on or about January 23, 2019, which will be eight U.S. business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+8”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to two business days before delivery will be required, by virtue of the fact that the notes initially will not settle in T+2, to specify an alternative settlement cycle at the time of such trade to prevent a failed settlement and should consult their own adviser.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Filed Pursuant to Rule 433

Registration No. 333-223774

Anheuser-Busch InBev Worldwide Inc.

Pricing Term Sheet

January 10, 2019

$4,000,000,000 5.550% Notes due 2049

Issuer:	Anheuser-Busch InBev Worldwide Inc.

Guarantors:	Anheuser-Busch Companies, LLC, Anheuser-Busch InBev SA/NV, Anheuser-Busch InBev Finance Inc., Brandbrew SA, Brandbev S.à r.l., Cobrew NV

Issuer Rating*:	Baa1/A- stable/negative

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 10, 2019

Settlement Date:	(T+8); January 23, 2019

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mizuho Securities USA LLC, MUFG Securities Americas Inc., Rabo Securities USA, Inc., SMBC Nikko Securities, Inc.

Senior Co-Managers:	NatWest Markets Securities Inc., Wells Fargo Securities, LLC

Co-Managers:	Commerz Markets LLC, U.S. Bancorp Investments, Inc.

Business Days:	New York, London, Brussels

Listing:	NYSE

Principal Amount:	$4,000,000,000

Maturity:	January 23, 2049

Optional Redemption:

The Notes may be redeemed at any time, at the Issuer’s option, as a whole or in part, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to the greater of:

•   100% of the aggregate principal amount of the Notes to be redeemed; and

•   as determined by the Independent Investment Banker (as defined in the prospectus), the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed as if the Notes to be redeemed matured on July 23, 2048 (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 40 bps;

plus, in each case described above, accrued and unpaid interest on the principal amount being redeemed to (but excluding) the redemption date.

On or after July 23, 2048, the Notes will be redeemable as a whole or in part, at the Issuer’s option at any time and from time to time at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption.

Optional Tax Redemption:

The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 10, 2019 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Denominations/Multiples:	$1,000/$1,000

Day Count:	30/360

Interest Payment Dates:	January 23 and July 23

First Payment Date:	July 23, 2019

Coupon:	5.550%

Benchmark Treasury:	3.000% due August 15, 2048

Benchmark Price and Yield:	98-19; 3.073%

Spread to Benchmark:	+250 bps

Yield to Maturity:	5.573%

Price to Public:	99.667%

CUSIP:	03523TBV9

ISIN:	US03523TBV98

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847, Citigroup Global Markets Inc. at 1-800-831-9146, Deutsche Bank Securities Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll-free at 1-800-294-1322, or J.P. Morgan Securities LLC at 1-212-834-4533.

It is expected that delivery of the Notes will be made against payment thereof on or about January 23, 2019, which will be eight U.S. business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+8”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to two business days before delivery will be required, by virtue of the fact that the notes initially will not settle in T+2, to specify an alternative settlement cycle at the time of such trade to prevent a failed settlement and should consult their own adviser.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.

Filed Pursuant to Rule 433

Registration No. 333-223774

Anheuser-Busch InBev Worldwide Inc.

Pricing Term Sheet

January 10, 2019

$2,000,000,000 5.800% Notes due 2059

Issuer:	Anheuser-Busch InBev Worldwide Inc.

Guarantors:	Anheuser-Busch Companies, LLC, Anheuser-Busch InBev SA/NV, Anheuser-Busch InBev Finance Inc., Brandbrew SA, Brandbev S.à r.l., Cobrew NV

Issuer Rating*:	Baa1/A- stable/negative

Legal Format:	SEC Registered

Ranking:	Senior Unsecured

Trade Date:	January 10, 2019

Settlement Date:	(T+8); January 23, 2019

Joint Bookrunners and Global Coordinators:	Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated

Joint Bookrunners:	Mizuho Securities USA LLC, MUFG Securities Americas Inc., Rabo Securities USA, Inc., SMBC Nikko Securities, Inc.

Senior Co-Managers:	NatWest Markets Securities Inc., Wells Fargo Securities, LLC

Co-Managers:	Commerz Markets LLC, U.S. Bancorp Investments, Inc.

Business Days:	New York, London, Brussels

Listing:	NYSE

Principal Amount:	$2,000,000,000

Maturity:	January 23, 2059

Optional Redemption:

The Notes may be redeemed at any time, at the Issuer’s option, as a whole or in part, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to the greater of:

•  100% of the aggregate principal amount of the Notes to be redeemed; and

•  as determined by the Independent Investment Banker (as defined in the prospectus), the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed as if the Notes to be redeemed matured on July 23, 2058 (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 45 bps;

plus, in each case described above, accrued and unpaid interest on the principal amount being redeemed to (but excluding) the redemption date.

On or after July 23, 2058, the Notes will be redeemable as a whole or in part, at the Issuer’s option at any time and from time to time at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption.

Optional Tax Redemption:

The Notes may be redeemed at any time, at the Issuer’s or the Parent Guarantor’s option, as a whole, but not in part, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of the Notes then outstanding plus accrued and unpaid interest on the principal amount being redeemed (and all Additional Amounts (as defined below), if any) to (but excluding) the redemption date, if (i) as a result of any change in, or amendment to, the laws, treaties, regulations or rulings of a jurisdiction in which the Issuer or any Guarantor is incorporated, organized, or otherwise tax resident or any political subdivision or any authority thereof or therein having power to tax, or in the interpretation, application or administration of any such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction) which becomes effective on or after January 10, 2019 (any such change or amendment, a “Change in Tax Law”), the Issuer (or if a payment were then due under a Guarantee, the relevant Guarantor) would be required to pay Additional Amounts and (ii) such obligation cannot be avoided by the Issuer (or the relevant Guarantor) taking reasonable measures available to it, provided, however, that any series of Notes may not be redeemed to the extent such Additional Amounts arise solely as a result of the Issuer assigning its obligations under such Notes to a Substitute Issuer, unless this assignment to a Substitute Issuer is undertaken as part of a plan of merger by the Parent Guarantor.

No notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor would be obligated to pay the Additional Amounts if a payment in respect of the Notes were then due.

“Additional Amounts” means such additional amounts as shall be necessary in order that the net amounts received by the Holders, after a withholding or deduction, shall equal the respective amounts of principal and interest which would otherwise have been receivable in the absence of such withholding or deduction.

Denominations/Multiples:	$1,000/$1,000

Day Count:	30/360

Interest Payment Dates:	January 23 and July 23

First Payment Date:	July 23, 2019

Coupon:	5.800%

Benchmark Treasury:	3.000% due August 15, 2048

Benchmark Price and Yield:	98-19; 3.073%

Spread to Benchmark:	+275 bps

Yield to Maturity:	5.823%

Price to Public:	99.645%

CUSIP:	03523TBW7

ISIN:	US03523TBW71

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Capital Inc. toll-free at 1-888-603-5847, Citigroup Global Markets Inc. at 1-800-831-9146, Deutsche Bank Securities Inc. at 1-800-503-4611, Merrill Lynch, Pierce, Fenner & Smith Incorporated toll-free at 1-800-294-1322, or J.P. Morgan Securities LLC at 1-212-834-4533.

It is expected that delivery of the Notes will be made against payment thereof on or about January 23, 2019, which will be eight U.S. business days (as such term is used for purposes of Rule 15c6-1 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) following the date hereof (such settlement cycle being referred to as “T+8”). Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in two business days unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes on any date prior to two business days before delivery will be required, by virtue of the fact that the notes initially will not settle in T+2, to specify an alternative settlement cycle at the time of such trade to prevent a failed settlement and should consult their own adviser.

*The ratings above are not a recommendation to buy, sell or hold the securities offered hereby. The ratings may be subject to revision or withdrawal at any time by Moody’s or Standard and Poor’s. Each of the ratings above should be evaluated independently of any other rating.

Any disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such disclaimers or other notices were automatically generated as a result of this communication being sent via Bloomberg or another email system.